Exhibit 10.17

                         NATIONAL COMPUTER SYSTEMS, INC.
                        2000 LONG-TERM INCENTIVE PROGRAM


1.   Objectives of the Program

     This Program shall be known as the "National Computer Systems, Inc. 2000 Long-Term Incentive Program (the "Program"). The objectives of the Program are to promote the interests of National Computer Systems, Inc. (the "Company"), by enhancing its ability to attract, retain and motivate key senior officers, to provide incentives for such officers to remain with the Company and to increase their identification with the interests of the Company's shareholders and to afford them an opportunity to acquire a proprietary interest in the Company through the granting of stock options and conditional cash bonuses as long-term incentives based on the financial success of the Company.

2.   Administration of the Program

     (a) The Program shall be administered by the Compensation Committee (the "Committee") of the Board of Directors of the Company.

     (b) Subject to the other provisions of the Program and to applicable law, the Committee shall have full power and authority, in its discretion:
          (i) to construe and interpret the Program and all stock options and conditional cash bonuses granted under the Program (collectively, "Awards"); (ii) to determine the persons to whom Awards shall be granted, the time or times at which such Awards shall be granted, the number of shares and the amount of cash to be subject to each Award and the terms, conditions and restrictions under which each Award is granted; (iii) to determine the terms of exercise of each option and to accelerate the time at which all or any part of an option may be exercised, (iv) to amend or modify the terms of any Award with the consent of the persons receiving the Award, (v) to prescribe, amend and rescind rules and regulations relating to the administration of the Program, (vi) to determine the terms and provisions of each agreement evidencing an Award under the Program (which agreements need not be identical), and (vii) to make all other determinations necessary or advisable for the administration of the Program, subject to the exclusive authority of the Board of Directors under section 13 to amend or terminate the Program. The Committee's determinations on the foregoing matters shall be final and conclusive.

     (c) The granting of an Award pursuant to the Program shall be effective only if written agreements shall have been duly executed and delivered by and on behalf of the Company and the employee to whom such right is granted.

     (d) The Committee may delegate the responsibility for implementing the decisions made by the Committee under the Program to one or more officers of the Company, subject to such terms, conditions and limitations as the Committee may establish in its sole discretion; provided, however, that the Committee shall not delegate any responsibilities or duties under the Program with regard to officers or directors of the Company who are subject to Section 16 of the Exchange Act.

     (e) Each member of the Committee and each officer and employee of the Company shall be fully justified in relying or acting upon any information furnished in connection with the administration of the Program by any other person or persons. In no event shall any person who is or shall have been a member of the Committee or an officer or employee of the Company, be liable for any determination made or other action taken or omission to act in reliance upon any such information or for any action (including the furnishing of information) taken or any failure to act, if in good faith.

3.   Participants

     Awards may be granted under the Program to such key senior full time officers of the Company as shall be determined by the Committee from time to time. In determining the persons to whom Awards shall be granted, the amount of any conditional cash bonus and the number of shares subject to any Award, the Committee may take into account the nature of services rendered by the proposed grantee, the proposed grantee's present and potential contributions to the success of the Company and such other factors as the Committee in its discretion shall deem relevant. A person who has been granted an Award under the Program may be granted additional Awards under the Program if the Committee shall so determine.

4.   Shares Subject to the Program

     Options for shares of Common Stock subject to Awards under the Program shall be issued pursuant to one of the Company's Employee Stock Option Plans (the "Option Plans"). Options issued under the Program are not intended to qualify as Incentive Stock Options pursuant to Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

5.   Adjustments

     In accordance with the provisions of the Option Plans, if any change occurs in the shares of the Company's common stock through merger, consolidation, reorganization, recapitalization, stock dividend (of whatever amount), stock split or other change in the Company's corporate structure, appropriate adjustments in the Program and outstanding Awards shall be made by the Committee. In the event of any such changes, adjustments shall include, where appropriate, changes in the aggregate number of shares subject to the Program, the number of shares and the price per share subject to outstanding Awards in order to prevent dilution or enlargement of the rights of the grantees under such Awards.

6.   Term

     The 2000 Program was approved by the Compensation Committee of the Company's Board of Directors on March 7, 2000, and shall be effective as of such date and for the 72 months thereafter.

7.   General Terms and Conditions of Awards

     Awards granted hereunder shall be evidenced by a written notice from the Company to the grantee evidencing the granting of the Award, or shall be evidenced by agreements in such form as the Committee shall from time to time require. Such notice or agreements shall refer to the Program and shall make acceptance of the Award by a grantee subject to the provisions of the Program.

8.   Terms and Conditions of Options Granted under the Program

     (a) Each agreement evidencing an option granted under the Program shall state the number of shares to which it pertains.

     (b) The option price for all options granted under the Program shall be determined by the Committee but shall not be less than 100% of the fair market value of shares of the Company's common stock at the date of granting of such option. For purposes of this section 8 and for all other valuation purposes under the Program, the fair market value of the Company's common stock shall be the "last trade price" of the Company's common stock on the date as of which fair market value is being determined and as quoted on The Nasdaq National Market System(R).

     (c) An optionee electing to exercise an option shall give written notice to the Company of such election and of the number of shares subject to such exercise. The date of receipt of such notice by the Company shall be deemed the date of exercise. The exercise price and the withholding taxes applicable to the exercise may be paid as follows:

          (i)    in cash,
          (ii) by delivering to the Company previously owned NCS common stock having a fair market value equal to the exercise price and the amount of any withholding taxes required to be paid,
          (iii) by having NCS withhold from stock to be delivered on exercise shares which have a fair market value equal to an amount not to exceed the maximum required statutory supplemental withholding taxes to be paid, or
          (iv)   any combination of (i), (ii) and (iii).

     (d) No option granted under the Program shall be transferable by an optionee, otherwise than by will or the laws of descent or distribution as provided in subsection 8(g). During the lifetime of an optionee the option shall be exercisable only by such optionee and no other person shall acquire any rights therein. Except as provided in subsection 8(e) or 8(g), no option may be exercised at any time unless the holder thereof is then an employee of the Company or a subsidiary of the Company.

     (e) If, prior to termination of the option, the optionee stops being an employee of NCS for any reason other than serious misconduct or death, disability or retirement, the optionee shall have up to three (3) months from the last day worked, but in no event beyond the last day of the term of the option period, to exercise the option to the extent it was exercisable on the last day worked (which does not include any period during which severance payments, lay off income benefits, or salary continuation amounts are in effect).

     (f) In the event that an optionee shall cease to be employed by the Company by reason of the optionee's gross and willful misconduct during the course of employment, including but not limited to wrongful appropriation of funds of the Company or the commission of a gross misdemeanor or felony, the option shall be terminated as of the date of the misconduct.

     (g) In the event the optionee should die while an employee of the Company, the optionee's executor or administrator or any person acquiring rights directly by bequest or inheritance shall have up to three (3) months, but in no event beyond the date of termination of the option, to exercise any non-exercised option right that had vested on the optionee's death. In the event the optionee's death occurs during the prescribed period of time during which specified financial performance results of the Company are to be achieved ("Measurement Period"), the optionee's beneficiaries or heirs will receive a pro-rata vesting of the option based on actual months served to total months during the Measurement Period and shall have up to three (3) months following the commencement of the option exercise period to exercise such vested shares. Any non-vested shares will be forfeited.

     (h) In the event the optionee should retire or become disabled while an employee of the Company, the optionee shall have up to three (3) months, but in no event beyond the date of termination of the option, to exercise any non-exercised option right that had vested as of the date of disability or retirement. In the event of the optionee's retirement or disability during the Measurement Period, the optionee will receive a pro-rata vesting of the option based on actual months served to total months during the Measurement Period and shall have up to three (3) months following the commencement of the option exercise period to exercise such vested shares. Any non-vested shares will be forfeited.

          For purposes of the Program, retirement means the optionee voluntarily withdraws from active employment with NCS and meets the following criteria:

          (i)   55 years of age or older,
          (ii)  at least 5 years of service to the Company, and
          (iii) the optionee's age plus years of service with the Company equal or exceed 65 years.

          For purposes of this Program, disability means the optionee cannot perform the normal duties of the optionee's regular occupation for any employer and is not engaged in any other occupation or employment for wage or profit.

     (i) An optionee or a transferee of an option shall have no rights as a shareholder with respect to such shares covered by an option until the date of the issuance of a stock certificate for such shares. No adjustment shall be made for dividends (ordinary or extraordinary whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as provided in section 5.

9.   Terms and Conditions of Conditional Cash Bonuses

     (a) Each conditional cash bonus Award granted under the Program shall be for an amount of cash as shall be determined by the Committee and set forth in the agreement containing the terms of such Award. The agreement will also, in the discretion of the Committee, set forth performance or other conditions that will subject the cash bonus to forfeiture and transfer restrictions. The Committee may, at its discretion, waive all or any part of the restrictions applicable to any or all outstanding Awards, whether or not a restriction period has expired or other specified conditions have been met.

     (b) In the event of a grantee's death, disability or retirement prior to the end of any Measurement Period, the amount of any cash bonus will be pro-rata based on the actual months served to the total months during the Measurement Period.

     (c) Retirement and disability for cash bonus purposes will have the same definition as set forth in subsection 8(h).

10.  Income Tax Matters

     In order to comply with all applicable federal or state income tax laws or regulations, the Company may take such action as it deems appropriate to ensure that all applicable federal or state payroll, withholding, income or other taxes, which are the sole and absolute responsibility of a grantee of an Award under the Program, are withheld or collected from such grantee.

11.  Additional Restrictions

     The Committee shall have full and complete authority to determine whether all or any part of the shares of common stock of the Company acquired upon exercise of any of the options granted under the Program or upon the granting of an Award shall be subject to restrictions on the transferability thereof or any other restrictions affecting in any manner the optionee's or award recipient's rights with respect thereto, but any such restriction shall be contained in the agreement relating to such Awards.

12.  Compliance with Securities Laws

     (a) All certificates for shares or other securities delivered under the Program pursuant to any Award or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Program or the rules, regulations and other requirements of the Securities and Exchange Commission and any applicable federal or state securities laws, and the Committee may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions.

     (b)  The Program is intended to comply with all  applicable  conditions  of
          Section 16b-3 of the Exchange Act, and all transactions involving persons subject to Section 16b of the Exchange Act ("Insider-Participants") are subject to such conditions regardless of whether the conditions are expressly set forth in the Program. Any provision of the Program that is contrary to the conditions of Section 16b-3 shall not apply to Insider-Participants.

13.  Amendment or Discontinuance of Program

     The Company's Board of Directors may amend, suspend or discontinue the Program at any time. The Company shall not alter or impair any Award theretofore granted under the Program without the consent of the holder of the Award.

14.  Time of Granting

     Nothing contained in the Program or in any resolution adopted or to be adopted by the Board of Directors or by the shareholders of the Company, and no action taken by the Committee or the Board of Directors (other than the execution and delivery of an agreement evidencing an Award), shall constitute the granting of an Award under the Program.

15.  General Provisions

     (a) No Rights to Awards. No person shall have any claim to be granted any Award under the Program, and there is no obligation for uniformity of treatment of holders or beneficiaries of Awards under the Program. The terms and conditions of Awards need not be the same with respect to any grantee or with respect to different grantees.

     (b) Award Agreements. No person will have rights under an Award granted to such person unless and until an Award agreement evidencing such Award has been duly executed on behalf of the Company.

     (c) No Limit on Other Compensation Arrangements. Nothing contained in the Program shall prevent the Company from adopting or continuing in effect other or additional compensation arrangements, and such arrangements may be either generally applicable or applicable only in specific cases.

     (d) No Right to Employment. The grant of an Award shall not be construed as giving the grantee of the Award the right to be retained in the employ of the Company, nor will it affect in any way the right of the Company to terminate such employment at any time, with or without cause. In addition, the Company may at any time dismiss an Award grantee from employment free from any liability or any claim under the Program, unless otherwise expressly provided in the Program or in any Award agreement.

     (e) Governing Law. The validity, construction and effect of the Program or any Award, and any rules and regulations relating to the Program or any Award, shall be determined in accordance with the laws of the State of Minnesota.

     (f) Severability. If any provision of the Program or any Award is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction or would disqualify the Program or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Committee, materially altering the purpose or intent of the Program or the Award, such provision shall be stricken as to such jurisdiction or Award, and the remainder of the Program or any such Award shall remain in full force and effect.

     (g) No Trust or Fund Created. Neither the Program nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company and any other Person. To the extent that any Person acquires a right to receive payments from the Company pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company.

     (h) No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Program or any Award, and the Committee shall determine whether cash shall be paid in lieu of any fractional Shares or whether such fractional Shares or any rights thereto shall be canceled, terminated or otherwise eliminated.

     (i) Headings. Headings are given to the sections and subsections of the Program solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Program or any provision thereof.